RYDEX SERIES FUNDS



                                   Supplement
                                     to the
                 Rydex Series Funds Investor/H-Class Prospectus,
     Advisor/H-Class Prospectus, A-Class Prospectus, and C-Class Prospectus
                              dated August 1, 2004,

Rydex Series Funds H-Class Prospectus, A-Class Prospectus and C-Class Prospectus
                 for the Strategic Funds dated August 1, 2004,

     Rydex Series Funds A-Class Prospectus dated September 1, 2004, and any supplements thereto

     EFFECTIVE JANUARY 21, 2005 THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE PROSPECTUS AND
               SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
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Under the heading "DISTRIBUTION AND SHAREHOLDER SERVICES," on page 126 of the
Investor/H-Class Shares Prospectus, page 126 of the Advisor/H-Class Shares Prospectus, page 127 of the C-Class Shares Prospectus, page 23 of the H-Class Shares Prospectus for the Strategic Funds, and page 26 of the C-Class Shares Prospectus for the Strategic Funds dated August 1, 2004, and under the heading "DISTRIBUTION PLAN," on page 61 of the A-Class Shares Prospectus and page 25 of the A-Class Shares Prospectus for the Strategic Funds dated August 1, 2004, and on page 90 of the A-Class Shares Prospectus dated September 1, 2004, the following paragraph has been added:

OTHER COMPENSATION TO DEALERS
In addition to amounts paid as a sales commission, Rydex Investments, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers in any given year will vary. Rydex Investments makes these payments to help defray the costs incurred by dealers in connection with efforts to educate financial advisers about the Rydex Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments.) Rydex Investments will, on an annual basis, determine the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.